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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


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                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


January 5, 1996
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Date of Report (Date of earliest event reported)


Response Oncology, Inc.
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(Exact name of registrant as specified in charter)


Tennessee                              0-15416                    62-1212264
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(State or other                      (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)


1775 Moriah Woods Blvd.
Memphis, Tennessee                                                  38117
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(Address of principal executive offices)


(901) 761-7000
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(Registrant's telephone number, including area code)


Response Technologies, Inc.
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(Former name or former address, if changed since last report)
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ITEM 5:   OTHER EVENTS

Reference press release attached as Exhibit 99.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 5, 1996


                                                Response Oncology, Inc.

                                                By:  /s/ Daryl P. Johnson
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                                                     Daryl P. Johnson
                                                     Vice President and
                                                     Chief Financial Officer